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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


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                                  FORM 8-K


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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 1995
                                                ------------------

                            TRAK AUTO CORPORATION
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           (Exact name of registrant as specified in its charter)

           Delaware                           0-12202                  52-1281465
-----------------------------              ---------------          -----------------
 (State or other jurisdiction               (Commission              (I.R.S. Employer
       of incorporation)                    File Number)            Identification No.)

                 3300 75th Avenue, Landover, Maryland                          20785
                 ------------------------------------                        ---------
                 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (301) 731-1200
                                                   --------------

      --------------------------------------------------------------------
         (Former name or former address, if changed since last report).


         The exhibit index appears on page 3.





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Item 1.  Changes in Control of Registrant

         The discussion under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.  Other Events

         On October 17, 1995, Gloria G. Haft, Linda G. Haft and Robert M. Haft (the "Petitioners") filed a lawsuit captioned Gloria G. Haft v. Larry G. Schafran, Civ. A. No. 14620 (Del. Ch. filed Oct. 17, 1995), in the Delaware Court of Chancery for New Castle County naming as defendants Dart Group Corporation ("Dart"), which is the majority shareholder of Trak Auto Corporation, and all of Dart's directors. The Petitioners seek (i) to remove all of the directors of Dart and replace them with three individuals (John L. Mason, Ellen V. Sigal and Michael Ryan) whom the Petitioners purport to have elected and (ii) a ruling by the court that the shares of Dart Class B Common Stock placed in a voting trust (the "Trust Shares") by Ronald S. Haft pursuant to the settlement entered into by Dart and Ronald S. Haft on October 6, 1995 (the "Settlement"), are "treasury shares" owned by Dart and, consequently, are not entitled to vote under Delaware corporate law. The petition filed in this lawsuit is incorporated herein by reference and attached hereto as Exhibit 99.1.

          Dart's position is that this lawsuit is without merit and that the purported action by Gloria, Robert and Linda Haft to reconstitute the Board of Directors is invalid.

Item 7.  Financial Statements and Exhibits

         Exhibit 99.1             Verified Petition, Gloria G. Haft v. Larry G.
                                  Schafran, Civ. A. No. 14620 (Del. Ch. filed
                                  Oct. 17, 1995).


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TRAK AUTO CORPORATION



                                By:      ROBERT A. MARMON
                                         -------------------------------
                                         Robert A. Marmon
                                         Treasurer and
                                         Principal Financial Officer

Date:  November 1, 1995





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                             TRAK AUTO CORPORATION

                                    Form 8-K

                                 Exhibit Index


         Exhibit 99.1             Verified Petition, Gloria G. Haft v. Larry G.
                                  Schafran, Civ. A. No. 14620 (Del. Ch. filed
                                  Oct. 17, 1995).





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